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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  September 21, 2000
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                       InKine Pharmaceutical Company, Inc.
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               (Exact Name of Registrant as Specified in Charter)

New York                                0-24972                  13-3754005
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(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
of Incorporation)                                            Identification No.)

1720 Walton Road, Suite 200, Blue Bell, Pennsylvania               19422
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(Address of Principal Executive Offices)                         (Zip Code)



Registrant's telephone number, including area code:  (610) 260-9350
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Item 5.  Other Events

         On September 21, 2000, the Company issued a Press Release (See Exhibit
99.1 to this Form 8-K) announcing that the Company received notification from the United States Food and Drug Administration ("FDA") that Visicol(TM) tablets (brand of sodium phosphate) for cleansing of the bowel as a preparation for colonoscopy was approved for marketing. The approval occurred within ten months from the NDA submission and included full labeling of the product as agreed to by the FDA and the Company. The Company has projected January 2001 as the date on which it intends to make Visicol(TM) available to patients undergoing colonoscopy.

Item 7.  Exhibits

         The following exhibits are filed as part of this report on Form 8-K:

         Exhibit No.       Title
         -----------       -----

         99.1              Press Release, dated September 21, 2000.



                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                           INKINE PHARMACEUTICAL COMPANY, INC.



                           By: /s/ Robert F. Apple
                               ---------------------------------
                               Robert F. Apple
                               Senior Vice President and Chief Financial Officer



Dated:  September 28, 2000






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                                  EXHIBIT INDEX


         Exhibit No.       Title
         -----------       -----

         99.1              Press Release, dated September 21, 2000.